                        SECURITIES & EXCHANGE COMMISSION

                             Washington D.C.  20549


                                FORM 8-K/A No. 1

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF

                           THE SECURITIES ACT OF 1934

                Date of report (date of earliest event reported):

                                  July 1, 1996

                           COMMISSION FILE NO. 0-25842

                        PACIFIC GAS TRANSMISSION COMPANY
             (Exact name of registrant as specified in its charter)

     California                             94-1512922
(State of Incorporation)           (I.R.S. Employer Identification No.)


2100 SW River Parkway, Portland, Oregon                     97201
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:    (503) 833-4000

The registrant hereby amends Item 7 of its Report on Form 8-K filed on July 15, 1996 so that as amended such Item shall read as follows:

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Financial Statements of Business Acquired.

               1. Audited Financial Statements of State Gas Pipeline Unit as of and for the year ended June 30, 1995, together with the Audit Certificate of the Executive Director - Audit for the Queensland Audit Office. (Page 1)

               2. Unaudited Financial Statements of State Gas Pipeline Unit as of and for the nine months ended March 31, 1996.
                    (Page 15)

               3. Note to Condensed Financial Statements of State Gas Pipeline Unit. (Unaudited) (Page 18)

          (b)  Pro Forma Financial Information

               1. Pro Forma Condensed Consolidated Income Statement for the year ended December 31, 1995. (Unaudited)
                    (Page 19)

               2. Pro Forma Condensed Consolidated Balance Sheet and Income Statement as of and for the three months ended March 31, 1996. (Unaudited) (Page 20)

               3. Notes to Pro Forma Condensed Consolidated Financial Statements. (Unaudited) (Page 22)

          (c)  Exhibits

               2 State Gas Pipeline Sale Agreement dated as of April 29, 1996, between the Secretary for Mines of the State of Queensland, Australia and PGT Australia Pty Limited, as Trustee of the PGT Queensland Unit Trust (Form 8-K dated July 15, 1996 (File No. 0-25842), Exhibit 2).

               23   Consent of Independent Public Accountants provided by the
office of the Auditor General of Queensland.  (Page 24)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                         PACIFIC GAS TRANSMISSION COMPANY
                                   (Registrant)



Date:     August 13, 1996     By:  /s/ STANLEY C. KARCZEWSKI
Name:     Stanley C. Karczewski
                              Title:    Vice President of Finance and Controller
                                        and Chief Financial Officer

                         DEPARTMENT OF MINERALS & ENERGY

                             STATE GAS PIPELINE UNIT

                              FINANCIAL STATEMENTS


                               FOR THE YEAR ENDED

                                  30 JUNE  1995

                                    CONTENTS


     Profit and Loss Statement                        1

     Balance Sheet                                    2

     Statement of Cash Flows                          3

     Notes to and Forming Part of the Accounts    4 - 12

     Management Certificate                         13

     Audit Certificate                              14

     All dollars are Australian with Australian Accounting Standards Applied

                             STATE GAS PIPELINE UNIT

                            PROFIT AND LOSS STATEMENT

                         FOR THE YEAR ENDED 30 JUNE 1995
                                                  ------------------------------

                                      Note
                                      -----
                                                $'000
OPERATING REVENUES
Sales Revenue                                      21,434
Government Grant                                      180
Other Revenue                         3                72
                                                ----------
Total Operating Revenue                            21,686
                                                ----------

OPERATING EXPENSES
Depreciation                                        5,071
Interest                                            9,879
Pipeline Repairs and Maintenance                    2,324
Other Expenses                        4             1,330
                                                ----------
Total Operating Expenses                           18,604
                                                ----------

OPERATING PROFIT                                    3,082

Accumulated Losses at the beginning
of the Financial Year                              (4,051)
Adjustment for employee entitlements  2                (5)
                                                ----------
TOTAL AVAILABLE FOR APPROPRIATION                    (974)
                                                ----------
ACCUMULATED LOSSES AT THE END OF THE
FINANCIAL YEAR                                        974
                                                ==========

         The accompanying notes form part of these financial statements.

     All dollars are Australian with Australian Accounting Standards Applied

                             STATE GAS PIPELINE UNIT

                                  BALANCE SHEET

                               AS AT 30 JUNE 1995
                                          --------------------------------------

                                          Note
                                        --------
CURRENT ASSETS                                     $`000
Cash                                                 2,168
Receivables                               5          1,843
Other                                     6            115
                                                ----------
TOTAL CURRENT ASSETS                      7          4,126
                                                ----------
NON-CURRENT ASSETS
Investments                               8              -
Property, Plant & Equipment               9        120,824
                                                ------------
TOTAL NON-CURRENT ASSETS                           120,824
                                                ------------
TOTAL ASSETS                                       124,950
                                                ------------

CURRENT LIABILITIES
Creditors and Borrowings                  10         4,761
Provisions                                11            40
                                                ------------
TOTAL CURRENT LIABILITIES                            4,801
                                                ------------

NON-CURRENT LIABILITIES
Creditors and Borrowings                  10       111,092
Provisions                                11            72
TOTAL NON-CURRENT LIABILITIES                      111,164
                                                ------------
TOTAL LIABILITIES                                  115,965
                                                ------------
NET ASSETS                                           8,985

EQUITY
Reserves                                  12         9,959
Accumulated Losses                                     974
                                                ------------
TOTAL EQUITY                                         8,985
                                                ============

         The accompanying notes form part of these financial statements.

     All dollars are Australian with Australian Accounting Standards Applied

                             STATE GAS PIPELINE UNIT

                             STATEMENT OF CASH FLOWS

                         FOR THE YEAR ENDED 30 JUNE 1995
                   ------------------------------------------------

                                         Note
                                         ------
                                                   $'000
                                                   Inflows
                                                   (Outflows)
Cash flows from operating activities
Receipts from customers                            20,974
Payments to suppliers and employees                (3,462)
Dividends received                                      5
Interest received                                      59
Interest paid                                      (9,863)
Other revenue                                           2
                                                -----------
Net cash provided by operating
Activities                                 15       7,715

Cash flows from investing activities
Payment for property, plant and equipment            (507)
Proceeds from sale of investment                       98
Payment for investment                                  -
Contribution toward the payment
for property, plant and equipment                     190
Proceeds from sale of property, plant
 and equipment                                          -
                                                -----------
      Net cash used in investing activities          (219)

Cash flows from financing activities
Repayment of borrowings                            (7,087)
                                                -----------
      Net cash used in financing activities        (7,087)
                                                ----------
Net increase in cash held                             409

Cash at the beginning of the financial year         1,759
                                                ----------
Cash at the end of the financial year    5          2,168
                                                ----------

         The accompanying notes form part of these financial statements.

     All dollars are Australian with Australian Accounting Standards Applied

                             STATE GAS PIPELINE UNIT

     Notes to and forming part of the accounts for the year ended 30 June 1995
- --------------------------------------------------------------------------------
1    OWNERSHIP OF PIPELINES

     Under the terms of the Petroleum Act 1923, the Minister for Minerals and Energy, acting in the capacity of a corporation sole under the name and style of "The Secretary for Mines", has constructed and now owns, operates and maintains a pipeline for the conveyance of natural gas from the Surat Basin and Denison Trough to Gladstone and Rockhampton. The State Gas Pipeline Unit, a business unit of the Department of Minerals and Energy, is responsible for the operation of the pipeline on the Minister's behalf.

2   STATEMENT OF ACCOUNTING POLICIES

     The accounts of the State Gas Pipeline Unit have been prepared in accordance with the provisions of the Financial Administration and Audit Act 1977 (the Act) and the Public Finance Standards issued pursuant to the Act, Statements of Accounting Concepts and applicable Accounting Standards.

     The accounts have been prepared on the basis of historical cost except for linepack gas and Pipeline which are shown at valuation.

     The following is a summary of the significant accounting policies adopted and consistently applied by the Unit in the preparation of accounts.

     Income Tax
     ------------
     The Unit is a business unit of the Department of Minerals and Energy, a Queensland State Government department, and as such is not liable for income tax. Accordingly, no provision has been made.

     Property, Plant and Equipment
     -------------------------------
     Property, plant and equipment has been included at cost or at other revalued amounts substituted for historical cost where indicated.

     Depreciation
     --------------
     All non-current assets, excluding freehold land but including buildings, have been depreciated over their useful lives commencing from the time the asset was held ready for use. The useful lives of the Wallumbilla to Gladstone section of the pipeline and the Gladstone to Rockhampton section of the pipeline have been determined to be 30 and 29 years respectively and to have a nil value at the end of that time. The pipeline has been depreciated using the diminishing value method with a variable depreciation factor to reflect the remaining years of useful life. All other non-current assets have been depreciated using the traditional diminishing value method.

     Leased Assets
     ---------------
     Operating lease payments have been charged as expenses in the periods in which they were incurred. There are no finance leases.

     Employee Entitlements
     -----------------------
     Provision has been made in respect of the Unit's liability for wages, annual leave and long service leave at balance date. Long service leave is accrued in respect of all employees with more than 5 years' service.

     All dollars are Australian with Australian Accounting Standards Applied

                             STATE GAS PIPELINE UNIT

     Notes to and forming part of the accounts for the year ended 30 June 1995
     ---------------------------------------------------------------------------

     Contributions are made by the Unit to an employee superannuation fund and are charged as expenses when incurred. There is no other legal obligation to provide superannuation benefits to employees on retirement.

     In accordance with AAS30, adjustments to implement this standard have been made to opening accumulated losses.

     Valuation of Property, Plant and Equipment
     -------------------------------------------
     It is the policy of the State Gas Pipeline Unit to revalue property, plant and equipment of the State Gas Pipeline except for Linepack Gas, Land, Motor Vehicles and Office Furniture and Equipment by the application of an appropriate index published by the Australian Bureau of Statistics. This is provided that the carrying amount of the revalued assets is confirmed by the application of the discounted cashflow approach and recoverable amount test prescribed in Australian Accounting Standard AAS10 or at five year intervals by an independent, full and detailed valuation. Due to the pending sale of the pipeline (refer to Note 16 - Post Balance Date Events), the reasonable estimation of future cash flows is not possible. Therefore no revaluations of assets have been carried out except for linepack gas.

     Linepack Gas is valued at current replacement cost. Land, Motor Vehicles and Office Furniture and Equipment are valued at historical cost.

     The increase in the current replacement cost of linepack gas was $29,034 and this amount was credited to the Asset Revaluation Reserve.

     Audit
     -------
     The State Gas Pipeline Unit is audited by the Auditor-General as a business unit of the Department of Minerals and Energy under the provisions of the Financial Administration and Audit Act 1977.

     Segment Reporting
     ------------------
     The State Gas Pipeline Unit operates in the State of Queensland and is engaged in the transportation of natural gas from the Surat Basin and the Denison Trough to customers in the vicinity of Gladstone and Rockhampton.

     All dollars are Australian with Australian Accounting Standards Applied

                             STATE GAS PIPELINE UNIT

    Notes to and forming part of the accounts for the year ended 30 June 1995
   ---------------------------------------------------------------------------
                                       ---

                                                    $'000
3  OTHER REVENUE
   Included in Other Revenue are:
       Profit on sale of non-current assets            -
       Interest received                              64
       Dividends received                              5

4  OTHER EXPENSES
   Included in Operating Expenses are:
        Long Service Leave                            29
        Holiday Pay                                    3
        Doubtful Debts                                 5
        Operating Lease Payments                     180

5  CASH
   Cash                                            2,168
                                                   ========
For the purpose of the Statement of
Cash Flows, cash includes cash on hand
and in the bank.  The above figures agree
 with cash at the end of the financial
year as shown in the Statement of Cash
Flows.  The Unit operates through the
State Gas Pipeline Construction Fund
maintained at Queensland Treasury.

6  RECEIVABLES
   CURRENT
   Trade Debtors                                 1,843
                                                 ---------
   Sundry Debtors                                    5
   Less:  Provision for Doubtful Debts              (5)
                                                 ---------
                                                     -
                                                 ---------
                                                 1,843
                                                 =========

     All dollars are Australian with Australian Accounting Standards Applied

                             STATE GAS PIPELINE UNIT

    Notes to and forming part of the accounts for the year ended 30 June 1995
   ---------------------------------------------------------------------------


                                                    $`000
7  OTHER ASSETS

   CURRENT
   Interest Receivable                                    8
   Prepayments                                          107
                                                     ----------
                                                        115
                                                     ==========

8  INVESTMENTS
   NON-CURRENT
   Investment - Q Fleet at Cost                            -
                                                     ==========
9  PROPERTY, PLANT AND EQUIPMENT
   Freehold Land at Cost                                  36
                                                     ----------
   Pipeline at carrying amount                       125,150
   Plus Revaluation for the year                           -
                                                     ----------
                                                     125,150
   Less Provision for Depreciation                     5,051
                                                     ----------
                                                     120,099
                                                     ----------
   Motor Vehicles at Cost                                 45
   Less Accumulated Depreciation                          31
                                                     -----------
                                                          14
                                                     -----------
   Office Furniture & Equipment at Cost                  178
   Less Accumulated Depreciation                          70
                                                     -----------
                                                         108
                                                     -----------

   Linepack Gas at carrying amount                       421
   Plus Revaluation for the year                          29
                                                     -----------
                                                         450
                                                     -----------
   Work-in-Progress at Cost                              117
                                                     -----------

   TOTAL PROPERTY, PLANT AND EQUIPMENT               120,824
                                                     ===========

     All dollars are Australian with Australian Accounting Standards Applied

                             STATE GAS PIPELINE UNIT

    Notes to and forming part of the accounts for the year ended 30 June 1995
   ---------------------------------------------------------------------------

                                            $`000
10 CREDITORS AND BORROWINGS
   CURRENT
   Queensland Treasury                        4,431
   Sundry Creditors                             290
   Interest Accrued                              40
                                            ---------
                                              4,761
                                            =========
   NON-CURRENT
   Queensland Treasury                      109,092
   Queensland Treasury Corporation            2,000
                                            ---------
                                            111,092
                                            =========
11 PROVISIONS
   CURRENT
   Provision for Holiday Pay                     40
                                            ---------
   NON-CURRENT
   Provision for Long Service Leave              72
   Provision for Contractual Rebate               -
                                            ---------
                                                 72
                                            =========
12 RESERVES
   Asset Revaluation Reserve                  9,959
                                            =========

     All dollars are Australian with Australian Accounting Standards Applied

                             STATE GAS PIPELINE UNIT

    Notes to and forming part of the accounts for the year ended 30 June 1995
   ---------------------------------------------------------------------------

                                           $'000
13 AUDITOR'S REMUNERATION

   Amounts received, or due and receivable
by the auditor of the Unit for
auditing the accounts of the Unit            6
                                           =========
14 COMMITMENTS FOR EXPENDITURE
   a)Capital Commitments
   Plant and Equipment no later
than one year                              125
                                           =========
   b)Lease Commitments
   Total lease expenditures contracted
for at balance date but not provided for
 in the accounts:
   Not later than one year                  55
   Later than one year but not later
 than 2 years                               29
   Later than 2 years but not later
than 5 years                                63
   Later than 5 years                      294
                                           ---------
                                           441
                                           =========
   Representing:

   Cancelable operating leases              42
   Non-cancelable operating leases         399
                                           ---------
                                           441
                                           =========
   Commitments in relation to
non-cancelable operating leases are
 payable as follows:
   Not later than one year                  21
   Later than one year but not later
 than 2 years                               21
   Later than 2 years but not later
 than 5 years                               63
   Later than 5 years                      294
                                           ----------
                                           399
                                           ==========

     All dollars are Australian with Australian Accounting Standards Applied

                             STATE GAS PIPELINE UNIT

    Notes to and forming part of the accounts for the year ended 30 June 1995
   ---------------------------------------------------------------------------
                                       ---

                                           $'000
15 RECONCILIATION OF NET CASH PROVIDED
BY OPERATING ACTIVITIES
TO OPERATING PROFIT/ (LOSS)
   Operating Profit                        3,081
   Depreciation of property, plant
 and equipment                             5,071
   Government Grant                         (180)
   (Profit)/Loss on sale of
plant and equipment                            -
   Capitalized assets expensed                67
   Doubtful Debts                              5
   (Increase)/Decrease in debtors            (55)
   Increase/(Decrease) in interest payable    16
   Increase/(Decrease) in provisions        (289)
   (Increase)/Decrease in prepaid expenses   (26)
   Increase in Interest Receivable            (6)
   Increase/(Decrease) in trade
 creditors and accrued expenses               31
   Net cash provided by operating          --------
activities                                 7,715
                                           ========

16 POST BALANCE DATE EVENTS

     The Government has agreed in principle that the State Gas Pipeline will be sold through a public bid process. The sale is expected to be finalized during the 1995/96 financial year.

Following the sale, and in the event of the termination of their employment, employees of the State Gas Pipeline Unit are expected to be paid a severance allowance based on the number of years they have been employed.


17 CONTINGENT LIABILITIES

     Repairs and modifications to a total cost of $264,000 were carried out on pipeline valves during the year. All valves of a similar design may need to be modified at a further estimated cost of $2,697,000. Claims of $2,961,000 have been made against relevant suppliers.

Calliope Shire Council has advised of the possibility of constructing a dam which could flood a section of the pipeline. If the dam proceeds, the pipeline would need to be either realigned or weighted down. The pipeline owner may be liable for all costs.

     All dollars are Australian with Australian Accounting Standards Applied

                               CERTIFICATE OF THE
                               STATE GAS PIPELINE UNIT

We have prepared the foregoing annual financial statements pursuant to the provisions of the Financial Administration and Audit Act 1977 and other prescribed requirements and certify that:

a) the foregoing financial statements and notes to and forming part thereof are in agreement with the accounts and records of the State Gas Pipeline Unit; and

b)   In our opinion:

     (i) the prescribed requirements in respect of the establishment and keeping of accounts have been complied with in all material respects; and

     (ii) the foregoing annual financial statements have been drawn up so as to present a true and fair view, in accordance with the prescribed accounting standards, of the transactions of the State Gas Pipeline Unit for the period 1 July 1994 to 30 June 1995 and of the financial position as at the close of that year.







/s/ Tony McGrady                             /s/ Ross Williams
- ---------------------------------            --------------------------------
Tony McGrady                                 Ross Williams
Minister for Minerals and Energy             Director-General
as The Secretary for Mines                   Department of Minerals and Energy






/s/ RJ Brock
- -----------------------------
RJ Brock
Manager
State Gas Pipeline Unit            14 Sept. 1995

     All dollars are Australian with Australian Accounting Standards Applied

                                AUDIT CERTIFICATE

Scope
- ----------
I have audited the financial statements of the State Gas Pipeline Unit for the year ended 30 June 1995 comprising the Profit and Loss Statement, Balance Sheet, Statement of Cash Flows, Notes To and Forming Part of the Accounts and certificates given by The Secretary for Mines, the Accountable Officer and person responsible for financial administration as required by the Financial Administration and Audit Act 1977.

The Accountable Officer is responsible for the preparation and the form of presentation of the financial statements and the information they contain. I have audited the financial statements in order to express an opinion on them.

The audit has been conducted in accordance with QAO Auditing Standards to provide reasonable assurance as to whether the financial statements are free of material misstatement. Audit procedures adopted have included the examination, on a test basis, of evidence supporting the amounts and other disclosures in the financial statements and the evaluation of accounting policies and significant accounting estimates. These procedures have been undertaken to form an opinion as to whether, in all material respects, the financial statements are presented fairly in accordance with prescribed accounting standards and other prescribed requirements so as to present a view which is consistent with my understanding of the entity's financial position and the results of its operations.

The audit opinion expressed in this certificate has been formed on the above basis.

Audit Opinion
- ----------------
In accordance with the provisions of the Financial Administration and Audit Act 1977, I certify that I have received all the information and explanations I have required in respect of the financial statements of the State Gas Pipeline Unit and, in my opinion -

- --   the prescribed requirements in respect of the establishment and keeping of accounts have been complied with in all material respects; and

- --   the statements have been drawn up so as to present a true and fair view in accordance with prescribed accounting standards and other prescribed requirements of the transactions of the State Gas Pipeline Unit for the financial year ended 30 June 1995 and of the financial position as at the end of that year.

/s/ L Scanlan
- ---------------------------
L Scanlan
Executive Director - Audit

          STATE GAS PIPELINE UNIT
          CONDENSED BALANCE SHEET
          March 31, 1996
          Australian Dollars in Thousands
                                (Unaudited)

                                        SGP at March 31, 1996
Assets                                  --------------------
- ------
Property, Plant & Equipment                    A$118,070

Current Assets                                     2,666
                                               -----------
     Total Assets                              A$120,736
                                               ===========

Liabilities
- ------------
Creditors and Borrowings                       A$105,311

Current Liabilities                                2,929
                                               -----------
     Total Liabilities                         A$108,240

                                               -----------
Net Assets                                     A$ 12,496
                                               ===========
                                               -----------
Equity                                         A$ 12,496
                                               ===========


            The accompanying Note to State Gas Pipeline Financial Statements is an integral part of this statement.



                             STATE GAS PIPELINE UNIT
                       CONDENSED PROFIT AND LOSS STATEMENT
                    For the Nine Months Ended March 31, 1996
                         Australian Dollars in Thousands
                                   (Unaudited)

                                             SGP 9 Months Ended
                                                  March 31, 1996
                                           --------------------
Total Operating Revenues                         A$17,153
Operating Expenses
Operations and Maintenance                          3,495
Interest Expense                                    7,224
Depreciation                                        3,814
                                                   -------
Total Operating Expenses                           14,533
                                                   -------
Operating Profit                                  A$2,620
                                                  =========

The accompanying Note to State Gas Pipeline Financial Statements is an integral part of this statement

                             STATE GAS PIPELINE UNIT
                             STATEMENT OF CASH FLOWS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1996
                         Australian Dollars in Thousands
                                   (Unaudited)
                       -----------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                        A$2,620
Adjustments to reconcile net income to net cash
provided by operating activities:
  Depreciation and amortization                     3,814
  Changes in operating assets and liabilities:
Accounts receivable and other assets                  (68)
Accounts payable and other liabilities             (1,870)
                                                  --------
Net cash provided by operating activities           4,496
                                                  --------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Construction expenditures                          (171)
                                                  --------
Net cash used in investing activities                (171)
                                                  --------
CASH FLOWS USED IN FINANCING ACTIVITIES:
  Principal payments on long-term debt             (5,853)
                                                  --------
  Net cash used in financing activities            (5,853)
                                                  --------
NET CHANGE IN CASH AND CASH EQUIVALENTS            (1,528)

CASH AND CASH EQUIVALENTS AT JUNE 30, 1995          2,168
                                                  --------
CASH AND CASH EQUIVALENTS AT MARCH 31, 1996         A$640
                                                  ========
The accompanying Note to State Gas Pipeline Financial Statements is an
 integral part of this statement.


                             STATE GAS PIPELINE UNIT
                     NOTE TO CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)


NOTE 1. BASIS OF PRESENTATION

     The condensed financial statements of State Gas Pipeline Unit as of and for the nine months ended March 31, 1996 are unaudited and presented in accordance with Australian accounting procedures. In addition, such statements are denominated in Australian dollars. The acquisition, related adjustments, including acquisition financing, have not been reflected in the attached statements. No adjustments have been made to reflect these statements in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

PACIFIC GAS TRANSMISSION COMPANY (PGT)
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
For the Twelve Months Ended December 31, 1995
(Unaudited)


                                                                   Pro
                                  PGT           SGP      Adj       Forma
                                 ------------  -----   --------    -----


(In Thousands of U.S. Dollars)

Total Operating Revenues          $269,218    $16,608      $0       $285,826
Operating Expenses
  Gas Supply Restructuring Costs    43,553      0           0         43,553
  Operations and Maintenance        58,282      2,777       0         61,059
  Other Taxes                       12,374      0           0         12,374
  Income Taxes (Note f)             30,085      0           404       30,489
  Depreciation and Amortization     33,046      3,775       (3,775)   37,527
(Note e)                                                    4,481
                                    --------------------------------------------

Total Operating Expenses           177,340        6,552     1,110     185,002
                                    --------------------------------------------

Operating Income                    91,878      10,056      (1,110)   100,824

Other Income and
(Income Deductions)                 6,070       0           0         6,070

Interest Expense
(Note d)                            46,341      7,074       (7,074)   54,680
                                                             6,539
                                                             1,800
                                    --------------------------------------------

     Net Income                     $51,607     $2,982      ($2,375)  $52,214

                                    ===============================================
The accompanying Notes to Pro Forma Condensed Consolidated Financial Statements
are an integral part of these statements.

PACIFIC GAS TRANSMISSION COMPANY (PGT)
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of March 31, 1996
(Unaudited)

(In thousands of US
 Dollars)


                          PGT          SGP         Adj           Pro Forma

ASSETS
- ---------
Utility Plant - net       $1,053,656    $0          $0          $1,053,656
Other Property & Investments
 (Note a)                         0     92,425       42,011        134,436
Current Assets(Notes b&c)    77,035      2,087       (6,328)        72,794
Other Assets                 58,426          0            0         58,426
                          ------------------------------------------------------

     Total Assets         $1,189,117    $94,512     $35,683     $1,319,312

                          ======================================================
CAPITALIZATION AND LIABILITIES
- -------------------------------
Common Stock Equity       $419,791      $9,782      ($9,782)      $429,791
(Note c)                                             10,000
Long-term Debt (Note b)    560,027      82,437      (82,437)       680,222
                                                     90,195
                                                     30,000
Current Liabilities         77,725       2,293       (2,293)        77,725
Deferred Income Taxes      121,772           0                     121,772
Other Deferred Credits       9,802           0                       9,802
                          ----------------------------------------------------=-

Total Capitalization
and Liabilities           $1,189,117    $94,512     $35,683      $1,319,312

                          ====================================================
The accompanying Notes to Pro Forma Condensed Consolidated Financial Statements
are an
 integral part of these statements.

PACIFIC GAS TRANSMISSION COMPANY
PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
For the Three Months Ended March 31, 1996
(Unaudited)
(In Thousands of U.S. Dollars)


                                 PGT        SGP       Adj.       Pro Forma
                                 -------   ---------  --------   ----------


Operating Revenues               $69,422    $4,297     $  0       $73,719

Operating Expenses
 Gas Supply Restructuring Costs   12,105         0         0       12,105
 Operations and Maintenance       13,824     1,130         0       14,954
 Other Taxes                       3,006         0         0        3,006
 Income Taxes (Note f)             8,465         0       (15)       8,450
 Depreciation and Amortization     9,116       898      (898)      10,236
 (Note e)                                               1,120
                                   ---------------------------------------------

  Total Operating Expenses        46,516     2,028        207      48,751
                                   ---------------------------------------------

Operating Income                  22,906     2,269       (207)     24,968

Other Income and (Income
Deductions)                          566         0           0        566

Interest Expense (Note d)         11,221     1,856      (1,856)    13,306
                                                         1,635
                                                           450
                                   --------------------------------------------
     Net Income                  $12,251      $413       ($436)   $12,228

                                  ==============================================

The accompanying Notes to Pro Forma Condensed Consolidated Financial Statements are an integral part of these statements.
<\TABLE >

                        PACIFIC GAS TRANSMISSION COMPANY
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1.  BASIS OF PRESENTATION

     The accompanying unaudited pro forma condensed consolidated balance sheet reflects the financial position of Pacific Gas Transmission Company (the
"Company") after giving effect to the acquisition of Queensland State Gas
Pipeline (the "Pipeline") on July 1, 1996 and the related financings as if it were consummated at March 31, 1996. The unaudited pro forma condensed consolidated income statements reflect the acquisition of Pipeline as if it had occurred as of the beginning of the periods presented.

     The unaudited pro forma condensed consolidated financial information has been prepared by the Company based upon assumptions deemed proper by the Company and a preliminary allocation of the purchase price paid. For purposes of these pro forma condensed financial statements, the allocation of the purchase price has been made based upon valuations and other studies which have not been finalized, including tangible and intangible asset appraisals and regulatory environment analysis. Accordingly, the allocation of the purchase price is preliminary. The unaudited pro forma condensed consolidated financial information presented herein is shown for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the acquisition only from July 1, 1996, the closing date for the acquisition.

     The unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and related notes of the Company.

     Pacific Gas Transmission Company - Represents the condensed consolidated balance sheet of the Company as of March 31, 1996 and condensed consolidated income statements of the Company for (a) the twelve months ended December 31, 1995 and (b) for the three months ended March 31, 1996, condensed from the related statements as they appear in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996 and the Company's 1995 Annual Report on Form 10-K.

     State Gas Pipeline Unit - Represents the condensed balance sheet as of March 31, 1996 and condensed income statements for Pipeline for (a) the twelve months ended December 31, 1995 and (b) for the three months ended March 31, 1996 as reflected on Pipeline's statements of profit and loss converted to US Dollar equivalents.

                        PACIFIC GAS TRANSMISSION COMPANY
                    NOTES TO PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL INFORMATION
                                   (UNAUDITED)



NOTE 2.  PRO FORMA ADJUSTMENTS

     Balance Sheet

          (a) Other property and investments were increased to reflect account balances at fair market value.

          (b) Additional long-term debt issued to fund the acquisition of Pipeline was included and the retirement of Pipeline's short-term and long-term debt was reflected. In order to fund its equity contribution, Pacific Gas Transmission Company (PGT) reduced its repayment of commercial paper by $30 million.

          (c) The registrant's parent, Pacific Gas and Electric Company, made an additional equity infusion of $10 million in PGT.

     Income Statement

          (d) Interest expense related to Pipeline's pre-acquisition activities was removed and interest expense related to the acquisition debt was included.

          (e) Additional depreciation related to an increase in property, plant and equipment to reflect balances at fair value was included. Amounts were adjusted to eliminate accelerated rates used by SGP in its historical financial presentation.

          (f) Income tax expense for Pipeline was recorded based upon an estimated effective tax rate of 40%, adjusting all pro forma entries shown.

          (g) No material adjustments to conform to U.S. generally accepted accounting principles were required.




Item 7. (c)    Exhibit 23


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As the appointed auditor of the State Gas Pipeline, I hereby consent to the incorporation by reference in this Form 8-K of the report delegated under my authority and dated September 22, 1995. I have not audited and certified any other financial statements subsequent to those for the year ended June 30 1995.





Date:     10 Aug 1996              /s/ BM Rollason
                                   ------------------------------
Brisbane, Queensland               BM Rollason
AUSTRALIA                          Auditor General of Queensland


